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                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                     of 1934

Filed by the Registrant [_]
Filed by a Party other than the Registrant [X]
Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule
                                                                  ----
14a-6(e)(2))
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[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[X] Soliciting Material Pursuant to  Rule 14a-12
                                     -----------

                               DCB Financial Corp.
           ..........................................................
                (Name of Registrant as Specified In Its Charter)

                                 S. Robert Davis
  .............................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
                                                 -----------------     ----

    1. Title of each class of securities to which transaction applies:

       ..........................................................

    2. Aggregate number of securities to which transaction applies:

       ..........................................................

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee
                       ---------
       is calculated and state how it was determined):

       ..........................................................

    4. Proposed maximum aggregate value of transaction:

       ..........................................................

    5. Total fee paid:

       ..........................................................

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
                                                                           ----
0-11(a)(2) and identify the filing for which the offsetting fee was paid
----------
previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1. Amount Previously Paid:

       ..........................................................

    2. Form, Schedule or Registration Statement No.:

       ..........................................................

    3. Filing Party:

       ..........................................................

    4. Date Filed:

       ..........................................................

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                                                                October 23, 2002

VIA FEDERAL EXPRESS

Mr. Donald Blackburn, Secretary
DCB Financial Corp.
110 Riverbend Avenue
Lewis Center, OH  43035


                             NOTICE TO THE SECRETARY

Dear Mr. Blackburn:

The undersigned, who is the holder of record of an aggregate of 204,300 shares of common stock, without par value, of DCB Financial Corp. (the "Common Stock"), an Ohio corporation (the "Company"), and who has a record address of 5695 Avery Road, Dublin, Ohio 43016, hereby notifies the Company, pursuant to Section 3 of
Article III of the Company's Code of Regulations (the "Regulations"), that the undersigned intends to nominate Harley J. Scott, S. Robert Davis, and Randall J. Asmo, each of whom consents to such nomination as evidenced by the attached Exhibit A, as directors to fill three seats on the Company's Board of Directors (the "Board") stated by the Company to be currently held by individuals designated as Class I directors or whose terms expire at the Company's 2003 Annual Meeting of Shareholders (the "Annual Meeting").

     (a) Harley J. ("Jay") Scott, age 55, resides at 1091 Cheshire Road, Delaware, Ohio 43015. Mr. Scott's principal occupation is as the owner of Tanglewood Golf Club and his business address is 1086 Cheshire Road, Delaware, Ohio 43015. Mr. Scott is the beneficial owner of record of an aggregate of 4,372 shares of Common Stock. Mr. Scott disclaims beneficial ownership of 3,630 shares held by his mother solely in her own name.

     (b) S. Robert Davis, age 63, resides at 1301 North Riverside Drive, Pompano Beach, Florida 33062. Mr. Davis' principal occupation is as the Chairman of the Board and President of Media Source, Inc. and his business address is 5695 Avery Road, Dublin, Ohio 43016. Mr. Davis is the beneficial owner of record of an aggregate of 204,300 shares of Common Stock.

     (c) Randall J. Asmo, age 37, resides at 10380 Woodburn Drive, Powell, Ohio 43065. Mr. Asmo's principal occupation is as Executive Vice President and Director of Media Source, Inc. and his business address is 5695 Avery Road, Dublin, Ohio 43016. Mr. Asmo has also served as an officer of several privately-held real estate development companies, and of other small business enterprises. Mr. Asmo is the beneficial owner of record of an aggregate of 5 shares of Common Stock.

The undersigned believes that this notice complies in all respects with applicable provisions of the Regulations and applicable law. If the Company believes this notice is incomplete or otherwise deficient in any respect, the undersigned requests that the Company contact him immediately so that he may promptly address any alleged deficiencies.

Please acknowledge receipt of this letter by signing and dating the enclosed copy of this letter and returning the same to the undersigned in the enclosed envelope.

                                                     Sincerely,

                                                     /s/ S. Robert Davis

RECEIPT ACKNOWLEDGED ON OCTOBER _____, 2002

DCB FINANCIAL CORP.

By:___________________________
Title: _______________________


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                                    Exhibit A

I, Harley J. Scott, hereby consent to my nomination as a director of DCB Financial Corp., and agree to serve as a director of DCB Financial Corp. if elected.

                                                       /s/ Harley J. Scott
                                                       -------------------------
                                                       Harley J. Scott

I, S. Robert Davis, hereby consent to my nomination as a director of DCB Financial Corp., and agree to serve as a director of DCB Financial Corp. if elected.

                                                       /s/ S. Robert Davis
                                                       -------------------------
                                                       S. Robert Davis

I, Randall J. Asmo, hereby consent to my nomination as a director of DCB Financial Corp., and agree to serve as a director of DCB Financial Corp. if elected.

                                                       /s/ Randall J. Asmo
                                                       -------------------------
                                                       Randall J. Asmo


                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

The following is a list of the names and stockholdings, if any, of persons who may be deemed to be "participants" in any solicitation that S. Robert Davis may make in the future with respect to the shares of DCB Financial Corp. (the "Company"): S. Robert Davis, who beneficially owns 204,300 shares of the Company's common stock; Harley J. Scott, who beneficially owns 4372 shares of the Company's common stock, and who disclaims beneficial ownership of 3630 shares held by his mother solely in her name; Randall J. Asmo, who beneficially owns 5 shares of the Company's common stock.

                     RECOMMENDATION TO READ PROXY STATEMENT

If S. Robert Davis engages in any solicitation with respect to the shares of DCB Financial Corp. a proxy statement will be prepared and disseminated to shareholders with respect to such solicitation. Shareholders should read this proxy statement if and when it becomes available because it will contain important information. Shareholders will be able to obtain copies of the proxy statement, related materials and other documents filed with the Securities and Exchange Commission without charge, when such documents become available, at the Commission's web site at http://www.sec.gov. Shareholders will also be able to obtain copies of such proxy statement and related materials without charge, when available, by written request from S. Robert Davis at the following address:
5695 Avery Road, Dublin, Ohio 43016.